                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                 Medwave, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement No.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

                                  MEDWAVE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS






     The Annual Meeting of Shareholders of Medwave, Inc., will be held on January 12, 2000, at 3:00 p.m. (Minneapolis time), at the Minneapolis Marriott City Center Hotel, 30 South 7th Street, Minneapolis, Minnesota, for the following purposes:

         1. To set the number of directors at five (5).

         2. To elect directors for the ensuing year.

         3. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     Only shareholders of record at the close of business on December 6, 1999 are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date, and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Timothy J. O'Malley
                                       President and Chief Executive Officer




Arden Hills, Minnesota
December 8, 1999

                                  MEDWAVE, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 12, 2000

                                 PROXY STATEMENT


                                  INTRODUCTION

     Your proxy is solicited by the Board of Directors of Medwave, Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on January 12, 2000, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the principal executive office of the Company is 4382 Round Lake Road West, Arden Hills, Minnesota 55112-3923. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about December 8, 1999.


                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed December 6, 1999, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 6, 1999, 5,499,596 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

                             PRINCIPAL SHAREHOLDERS

     The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of December 6, 1999. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.



                                         Number of Shares          Percent of
Name and Address                         Beneficially              Ownership
                                         Owned(1)
-------------------------------------------------------------------------------
John R. Albers                              451,869                8.2%
3825 Gillon Avenue
Dallas, TX  75205

G. Kent Archibald                           609,243(2)            10.3%
4382 Round Lake Road West
Arden Hills, MN  55112

Aaron Boxer, Revocable Trust                396,639                7.2%
Aaron Boxer, Trustee
5500 Wayzata Boulevard
8th Floor - Suite 800
Minneapolis, MN  55416

William D. Corneliuson                      360,600                6.6%
777 East Wisconsin Avenue
Suite 3020
Milwaukee, WI  53202

David B. Johnson                            494,400(3)             8.9%
5500 Wayzata Boulevard
8th Floor - Suite 800
Minneapolis, MN  55416

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 6, 1999, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Includes options to purchase 435,000 shares of Common Stock which are currently exercisable as of December 6, 1999, or will become exercisable within 60 days of such date.

(3) Includes 237,603 shares held by Mr. Johnson's spouse and minor children, and 55,000 shares owned by a foundation over which he may be deemed to share voting and disposition power, and includes warrants to purchase 70,000 shares of Common Stock which are exercisable as of December 6, 1999, or will become exercisable within 60 days of such date.

                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of Common Stock beneficially owned as of December 6, 1999, by the executive officers of the Company named in the Summary Compensation Table, by each director and nominee for director of the Company and by all directors and current executive officers as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


       Name and Address of Beneficial      Number of Shares       Percent of
       Owner or Identity of Group        Beneficially Owned(1)     Ownership
-------------------------------------------------------------------------------

       G. Kent Archibald                     609,243(2)              10.3%
         4382 Round Lake Road West
         Arden Hills, MN   55112
       William D. Corneliuson                360,600                  6.6%
         777 East Wisconsin Avenue
         Suite 3020
         Milwaukee, WI  53202
       Norman Dann                            40,000(3)                 *
         4382 Round Lake Road West
         Arden Hills, MN   55112
       Jeffrey W. Green                       15,000(3)                 *
         3401 4th Avenue North
         Sioux Falls, SD   57104
       Keith A. Libbey                         6,700                    *
         900 Second Avenue South
         1100 International Centre
         Minneapolis, MN  55402
       Timothy J. O'Malley                        --                    *
         4382 Round Lake Road West
         Arden Hills, MN  55112

       All current executive officers      1,091,543(4)              18.1%
       and directors as a group
       (7 persons)

*    Less than 1%

(1) See footnote (1) to preceding table.

(2) See footnote (2) to preceding table.

(3) Such shares are not outstanding but may be purchased upon exercise of options which are exercisable as of December 6, 1999, or will become exercisable within 60 days of such date.

(4) Includes 540,000 shares, which may be purchased upon exercise of options which are exercisable as of December 6, 1999, or will become exercisable within 60 days of such date.

                              ELECTION OF DIRECTORS
                              (PROPOSAL #1 AND #2)

GENERAL INFORMATION

     The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the Board of Directors or by the shareholders. Jeffrey W. Green, currently a director of the Company, has advised the Company he does not wish to stand for reelection. Accordingly, the Board of Directors recommends that the number of directors be set at five and that five directors be elected at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, but not less than the affirmative vote of 1,374,900 shares.

     In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     The names and ages of all the director nominees and the positions held by each with the Company are as follows:


               Name                           Age                         Position
---------------------------------------     -------    -----------------------------------------------
G. Kent Archibald                              59      Chairman, Secretary, and Director
William D. Corneliuson                         56      Director
Norman Dann 1,2                                72      Director
Keith A. Libbey 1,2                            62      Director
Timothy J. O'Malley                            38      President, Chief Executive Officer and Director


---------------------------------------------
(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee

         G. KENT ARCHIBALD is the Chairman, Secretary, and a director of the Company. He has served in these positions since October 1991. In addition, Mr. Archibald served as President and Chief Executive Officer from 1991 to 1999. From 1988 to 1991, Mr. Archibald was a private consultant and investor. From 1978 to 1984, Mr. Archibald was founder, President and Director of AVI, Inc., a medical device company acquired by 3M Company's Medical Products Division in 1984. After this acquisition, Mr. Archibald served until 1988 as a general manager and engineering director for 3M. Prior to his involvement with AVI, Inc., Mr. Archibald held engineering positions at 3M, Control Data Corporation, and The Boeing Company, Inc. Mr. Archibald holds a B.S. degree in electrical engineering and is a professional engineer in the State of Minnesota. He serves as a director of RayMedica, Inc., a privately held company that is developing a prosthetic disc nucleus.

         WILLIAM D. CORNELIUSON, has been a director of the Company since May 1999. Mr. Corneliuson is President of B.C. Holdings, Inc., a registered investment advisor. Mr. Corneliuson has been with B.C. Holdings, Inc., since 1993. Previously, Mr. Corneliuson was President, Co-Founder, and Vice Chairman of the Board of Strong/Corneliuson Capital Management, Inc., from 1976 to 1993.

         NORMAN DANN, a director of the Company since August 1995, has extensive experience in the medical device industry. Since 1992, Mr. Dann has been a business consultant concentrating in the areas of venture capital, strategic planning, marketing, and product development. Mr. Dann also currently serves as a director of Minntech Corporation, Applied Biometrics, Inc., and several private companies. From 1980 to 1992, Mr. Dann served as an executive officer of and consultant to Pathfinder Ventures, Inc., a venture capital firm ("Pathfinder"), and served as a general partner of three of Pathfinder's funds and partnerships. From 1971 to 1977, Mr. Dann served as Vice President of Sales and Marketing and Senior Vice President of Development with Medtronic, Inc., a leading manufacturer of cardiac pacemakers and other medical products. In 1960, Mr. Dann founded The Dann Company, an independent representative and service organization for medical products, which was acquired by Medtronic, Inc. in 1971. Mr. Dann holds a B.S. degree in industrial engineering from Pennsylvania State University.

         KEITH A. LIBBEY, has been a director of the Company since July 1999. Mr. Libbey is Chairman Emeritus of the Board of Directors of Fredrikson & Byron, P.A., a law firm in Minneapolis, Minnesota. Mr. Libbey has been with Fredrikson & Byron, P.A. since 1969.

         TIMOTHY J. O'MALLEY, is President and Chief Executive Officer and a director of the Company. He has served in these positions since October 1999. From 1984 until 1999, Mr. O'Malley was an employee of Siemens Medical Systems, Inc. Throughout his employment he served in a variety of technical, sales, marketing and general management roles. At the time of his departure from Siemens, Mr. O'Malley was Vice President/Division Manager of Siemens Medical Systems, Electromedical Division for North America. Prior to joining Siemens, Mr. O'Malley worked as a biomedical engineer at a small privately held company in the Chicago area, selling and supporting medical equipment service and maintenance agreements. Mr. O'Malley received his Associates of Applied Science degree in 1983 from Oakton College in Desplaines, Illinois and attended DePaul University of Chicago from 1986 until 1991, with an emphasis in Business Management and Marketing.

COMMITTEE AND BOARD MEETINGS

     The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is responsible for reviewing the Company's internal control procedures and the quarterly and annual financial statements of the Company, and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee held one formal meeting during fiscal 1999. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company's Stock Option Plan. The Compensation Committee held one formal meeting during fiscal 1999. Members of both of such Committees also meet informally from time to time throughout the year on Committee matters.

     The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board action by unanimous written consent of all directors, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 1999, the Board of Directors held twelve formal meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTOR FEES

     Directors are not currently paid fees for attending meetings, but non-employee directors have been granted options in connection with their election to the Board of Directors. In August 1995, Mr. Dann received a non-qualified option to purchase 30,000 shares of Common Stock at an exercise price of $3.00 per share. In May 1999, Mr. Corneliuson received a non-qualified option to purchase 30,000 shares of Common Stock at an exercise price of $8.94, and in July 1999, Mr. Libbey received a non-qualified option to purchase 30,000 shares of Common Stock at an exercise price of $7.50. Each such option is for a term of ten years and vests over a four-year period. In addition, after three years of service each non-employee director receives a ten-year non-qualified option for 10,000 shares vesting after one year, each year he or she continues to serve as a director. Mr. Dann received an option for 10,000 shares in November 1998 at an exercise price of $13.50.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation earned or awarded to G. Kent Archibald, the Chairman and formerly President and Chief Executive Officer of the Company, and Mr. Richard Harbaugh, formerly the Vice President of Marketing of the Company, during the Company's last three fiscal years ended April 30, 1999, 1998, and 1997. No other executive officer of the Company received total salary and bonus compensation in excess of $100,000 for fiscal 1999.


                                                                                   Long-Term
                                                  Annual Compensation             Compensation
                                                  -------------------             ------------
                                                                                   Securities
                                                                                   Underlying
                                                                                  Options (# of         All Other
      Name and Principal Position          Year          Salary      Bonus           shares)(1)        Compensation
--------------------------------------------------------------------------------------------------------------------
G. Kent Archibald,                         1999         $150,000      ---             ---               $4,500(2)
Chairman and former President and Chief    1998          150,000      ---             ---                4,500(2)
Executive Officer                          1997          150,000      ---             ---                4,500(2)

--------------------------------------------------------------------------------------------------------------------

Richard Harbaugh,                          1999         $145,833      ---             ---               $4,375(2)
Former Vice President of Marketing         1998           92,000      ---           175,000                300(2)
                                           1997           ---         ---             ---                 ---
--------------------------------------------------------------------------------------------------------------------

(1) Number of shares of Common Stock subject to options that were granted during the fiscal year.

(2) Reflects the Company's contribution to executive's individual retirement account under the Company's Simplified Employee Pension Plan.


EMPLOYMENT AGREEMENTS

         Although the Company has non-compete and confidentiality agreements with its employees, the Company does not have an employment agreement with, or key-man life insurance on, Mr. Archibald or any other individual.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         No options were granted during fiscal year 1999 to the Named Executive Officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended April 30, 1999 by each Named Executive Officer and the aggregated fiscal year-end value of the unexercised options of such Named Executive Officer.


                                                             Number of Unexercised         Value of Unexercised In-the-Money
                                                        Securities Underlying Options at    Options at Fiscal Year- End ($)(1)
                                                              Fiscal Year-End (#)(1)
                                                       ----------------------------------------------------------------------
                              Shares
                             Acquired
                                on          Value
                             Exercise    Realized ($)
           Name                 (#)                     Exercisable      Unexercisable      Exercisable      Unexercisable
------------------------------------------------------------------------------------------------------------------------------
G. Kent Archibald               -0-       $ -0-           391,250           43,750         $2,943,438        $ 295,313
Richard Harbaugh                -0-         -0-            43,750          131,250            -----              ----

(1) Based on the difference between the closing price of the Company's Common Stock at fiscal year-end and the option exercise price.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY The Compensation Committee is currently composed of two of the Company's outside directors. The Compensation Committee's responsibilities are to:

     - Review and recommend compensation policies and compensation levels for the Company's executive officers to the Board;

     - Review and recommend plans to provide management continuity to the Board; and

     - Administer the Company's stock-based compensation plan. The Compensation Committee determines who will participate in the Company's stock-based compensation plans and the extent and terms of such participation.

The Compensation Committee's objectives in recommending executive compensation policies and compensation levels for the Company's executive officers are: (i) to attract and retain qualified executive officers; (ii) to align the interest of those executive officers with those of the Company's shareholders; and (iii) to encourage the development of a cohesive management team. The Compensation Committee believes that base salaries need to be competitive to attract and retain qualified executive officers and that the executive officers need to be provided with stock ownership opportunities to align their interests with those of the Company's shareholders.

EXECUTIVE COMPENSATION PROGRAM COMPONENTS

         The Company's executive compensation program focuses on Company and individual performance as determined by the Compensation Committee. The Compensation Committee places primary emphasis on Company performance rather than individual performance in order to inspire the Company's executives to work as a team to accomplish Company objectives. Components of the Company's executive officer compensation program include base salary and stock option grants, as well as various benefits which are presently available to all employees of the Company. Each component of the executive officer compensation program is discussed in greater detail below.

Base Salary The Compensation Committee's recommendations regarding the base salary of each of the Company's executive officers are based on a number of factors, including the executive officer's experience and past performance, the level of skill and responsibility required by the executive's position and his or her qualifications for the position. The Compensation Committee also considers competitive salary information pertaining specifically to the medical device industry as well as to companies of similar size in other industries. In general, the Compensation Committee seeks to set executive officer base salary at competitive levels in relation to the companies with which the Company competes for executives. Base salaries are determined prior to the beginning of each fiscal year following a review of the above factors by the Compensation Committee and may also be adjusted based on Company performance and the executive officer's impact thereon, cost of living, promotion, or merit factors.

The base salary compensation component for each executive officer, other than Mr. Archibald, was determined by Mr. Archibald and reviewed and approved by the Compensation Committee based on the factors discussed above. Mr. Archibald's compensation has remained the same since 1995.

Stock Option Program By granting options to purchase Common Stock to the executive officers of the Company, the Compensation Committee seeks to align the long-term interests of the Company's executive officers with those of its shareholders by creating a strong and direct nexus between executive compensation and shareholder return and to enable executives to develop and maintain a significant ownership position in the Company.

The Company's Amended and Restated Stock Option Plan (Stock Option Plan) authorizes the Compensation Committee to issue executive officers incentive stock options having an exercise price not less than the fair market value of the Common Stock on the date of grant (or, for an incentive option granted to a person holding more than 10% of the Company's voting stock, at not less than 110% of fair market value), and non-statutory options having an exercise price not less than 85% of the fair market value of the Common Stock on the date of grant. Options granted under the Stock Option Plan have a term fixed by the Compensation Committee at the time of grant, which term may not exceed 10 years. All other terms of options granted under the Stock Option Plan may be determined by the Compensation Committee and different restrictions may be established with respect to different recipients of stock options.

The Compensation Committee determines the number of options and the terms and conditions of such options based on certain factors, including the past performance of the executive officer, the executive officer's potential impact on the achievement of the Company's objectives, past grants or awards of stock-based compensation and on comparative compensation data regarding option grants by companies within the medical device industry as well as within a broader group of companies of comparable size and complexity. Additionally, options may be granted to an executive officer as an incentive at the time the executive officer joins the Company.

In fiscal 1991, Mr. Archibald received an award of 75,000 stock options concurrent with assuming the positions of President and Chief Executive Officer of the Company and has received other stock options for various Company milestones. He has not received additional options since 1995.

Benefits The Company provides medical insurance benefits as well as a SEP retirement plan to the executive officers. The same benefits are available to all Company employees. The amount of these benefits, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of each executive officer's annual salary for fiscal 1999.

SECTION 162(M) Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of a publicly held corporation to $1,000,000. In fiscal 1999, the Company did not pay "compensation" within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 and does not believe it will do so in the near future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under
Section 162(m), but will formulate such a policy if compensation levels ever approach $1 million.

      Current Directors who Served as Members of the Compensation Committee for 1999 Fiscal Year
                                   Norman Dann
                               Jerry E. Robertson

PERFORMANCE GRAPH

     In accordance with the rules of the Securities and Exchange Commission, the following performance graph compares the performance of the Company's Common Stock on the Nasdaq Small Cap Market to an index for the Nasdaq Stock Market (U.S. Companies) prepared by the Center for Research in Securities Prices and to Nasdaq stocks for companies with an SIC code of 3840-3849, which is for Surgical, Medical, and Dental Instruments and Supplies. The graph compares the cumulative total stockholder return as of the end of each of the Company's fiscal years on $100 invested since the Company went public on November, 1995 and assumes reinvestment of all dividends.

                                  [LINE GRAPH]

                                     LEGEND

SYMBOL    CRSP TOTAL RETURNS INDEX FOR:               11/1995   04/1996    04/1997      04/1998    04/1999
------    ----------------------------                -------   -------    -------      -------    -------
------ -  Medwave, Inc.                                100.0     156.1      190.2        200.0      175.6
------ *  Nasdaq Stock Market (US Companies)           100.0     112.3      118.8        177.7      242.0
------ /\ NASDAQ Stocks (SIC 3840-3849 US Companies)
          Surgical, Medical, and Dental Instruments
          and Supplies                                 100.0     108.9       89.3        123.6      144.7

NOTES:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D. The index level for all series was set to $100.0 on 11/10/1995.

                          INDEPENDENT PUBLIC ACCOUNTANT

     Ernst & Young, LLP acted as the Company's independent public accountant for fiscal 1999. Representatives from Ernst & Young LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.


          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 was required for such persons, the Company believes that during the fiscal year ending April 30, 1999 all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with.


                                 OTHER BUSINESS

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

  The Company anticipates that the next annual meeting of shareholders will be held within six months after the close of the current fiscal year. Accordingly, any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the next annual meeting of shareholders must be received by the Company by April 30, 2000, to be considered for inclusion in the Company's proxy statement and related proxy for the next annual meeting.

  Also, if a shareholder proposal intended to be presented at the next annual meeting but not included in the Company's proxy statement and proxy is received by the Company after July 15, 2000, then management named in the Company's proxy form for the next annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy material.

                                    FORM 10-K

     A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 1999 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN OR IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF MEDWAVE COMMON STOCK ON DECEMBER 6, 1999, THE RECORD DATE FOR THE 1999 ANNUAL MEETING AND SHOULD BE DIRECTED TO MR. MARK T. BAKKO, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.



                                         BOARD OF THE BOARD OF DIRECTORS



Dated: December 8, 1999                  Timothy J. O'Malley
       Arden Hills, Minnesota            President and Chief Executive Officer

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                                 MEDWAVE, INC.
                                 -------------
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 -------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints TIMOTHY J. O'MALLEY and MARK T. BAKKO, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated on the reverse side, all the shares of Common Stock of Medwave, Inc. registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Wednesday, January 12, 2000 at 3:00 p.m., Minneapolis Time, at the Minneapolis Marriott City Center Hotel, 30 South 7th Street, Minneapolis, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.




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
 ____                                                                                                                          ____
|                                                                                                                                  |
|                                                                                                                                  |
| The Board of Directors recommends that you vote "FOR" the following proposals:                                                   |

  1. SET NUMBER OF DIRECTORS AT FIVE:                                                  | | For    | | Against   | | Abstain

  2. ELECT DIRECTORS: Nominees G. Kent Archibald, William D. Corneliuson, Norman Dann, | | FOR all nominees   | | WITHHOLD AUTHORITY
  Keith A. Libbey and Timothy J. O'Malley                                                  (except as marked      to vote for all
                                                                                           to the contrary)       nominees listed at
                                                                                                                  left
                                                                                        ___________________________________________
  (Instructions: To withhold authority to vote for any indicated nominee, write that   |                                           |
  nominee's name in the box provided to the right.)                                    |___________________________________________|
  3. OTHER MATTERS. In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
     IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.



                                                                                          Date _____________________________________

                                                                                        ___________________________________________
                                                                                       |                                           |
                                                                                       |                                           |
                                                                                       |___________________________________________|

                                                                                       Signature(s) in Box
                                                                                       PLEASE DATE AND SIGN ABOVE exactly as name
                                                                                       appears at the left, indicating, where
                                                                                       appropriate, official position or
                                                                                       representative capacity. If stock is held in
                                                                                       joint tenancy, each joint owner should sign.
|                                                                                                                                  |
|                                                                                                                                  |
|____                                                                                                                          ____|

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